UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2022

Arbor Realty Trust, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

maryland

(STATE OF INCORPORATION)

001-32136	20-0057959
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

333 Earle Ovington Boulevard, Suite 900
Uniondale, New York	11553
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(516) 506-4200

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ABR	New York Stock Exchange
Preferred Stock, 6.375% Series D Cumulative Redeemable, par value $0.01 per share	ABR-PD	New York Stock Exchange
Preferred Stock, 6.25% Series E Cumulative Redeemable, par value $0.01 per share	ABR-PE	New York Stock Exchange
Preferred Stock, 6.25% Series F Fixed-to-Floating Rate Cumulative Redeemable, par value $0.01 per share	ABR-PF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On November 4, 2022, Arbor Realty Trust, Inc., a Maryland corporation (the “Company”), entered into the Equity Distribution Agreement, dated November 4, 2022 (the “Equity Distribution Agreement”), with Arbor Realty Limited Partnership, a Delaware limited partnership (“ARLP”), and JMP Securities LLC, as sales agent (the “Sales Agent”). In accordance with the terms of the Equity Distribution Agreement, the Company may offer and sell up to 25,000,000 shares (the “Securities”) of its common stock, par value $0.01 per share (the “Common Stock”), from time to time in “at the market offerings” under the Company’s automatic shelf registration statement on Form S-3 (No. 333-242377). The Company filed a prospectus supplement, dated November 4, 2022, with the Securities and Exchange Commission in connection with the offer, issuance and sale of the Securities.

The sales of the Securities, if any, will be made through the Sales Agent acting as sales agent for the Company or directly to the Sales Agent acting as principal. Such sales, if any, under the Equity Distribution Agreement may be made in negotiated transactions or transactions that are deemed to be “at the market offerings” as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended, including sales made directly on the New York Stock Exchange, the existing trading market for the Common Stock.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor will there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

A copy of the Equity Distribution Agreement is filed as Exhibit 1.1 hereto and is incorporated herein by reference. The legal opinion of Venable LLP relating to the legality of the Securities is attached as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01         Financial Statements and Exhibits.

(d)           Exhibits

No.	Description
1.1	Equity Distribution Agreement, dated November 4, 2022, by and among Arbor Realty Trust, Inc., Arbor Realty Limited Partnership and JMP Securities LLC, as sales agent

5.1	Opinion of Venable LLP

23.1	Consent of Venable LLP (included in Exhibit 5.1)

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARBOR REALTY TRUST, INC.

	By:	/s/ Paul Elenio
	Name:	Paul Elenio
	Title:	Chief Financial Officer

Date: November 4, 2022